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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K


                                 CURRENT REPORT


                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934



        Date of Report (Date of earliest event reported): AUGUST 31, 2000



                          SCB COMPUTER TECHNOLOGY, INC.
             (Exact name of registrant as specified in its charter)



         TENNESSEE                      000-27694               62-1201561
(State or other jurisdiction          (Commission             (IRS Employer
     of  incorporation)               File Number)        Identification Number)

     3800 FOREST HILL-IRENE ROAD, SUITE 100, MEMPHIS, TENNESSEE      38125
               (Address of principal executive offices)            (Zip Code)

       Registrant's telephone number, including area code: (901) 754-6577

                                       N/A
          (Former name or former address, if changed since last report)

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ITEM 5. OTHER EVENTS

On August 31, 2000, SCB Computer Technology, Inc. ("SCB") issued a press release announcing (a) its unaudited financial results for the fiscal quarter ended July 31, 2000, (b) the election of Jack R. Blair as the non-executive Chairman of the Board of SCB effective as of September 1, 2000, and (c) the retirement of Ben C. Bryant from all his positions with SCB, including as a director of SCB, effective as of September 1, 2000. A copy of the press release is filed as
Exhibit 20 hereto.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

        (c) Exhibits:


Exhibit
Number                                      Description
------                                      -----------
  20       Press release issued by SCB Computer Technology, Inc., on August 31,
           2000.



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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date: August 31, 2000


                                             SCB COMPUTER TECHNOLOGY, INC.

                                             By: /s/ Michael J. Boling
                                                --------------------------------
                                                   Michael J. Boling
                                                Chief Financial Officer


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                                  EXHIBIT INDEX



Exhibit
Number                                   Description
------                                   -----------

   20             Press release issued by SCB Computer Technology, Inc., on
                  August 31, 2000.
